Trade and Other Receivables	12 Months Ended
Jun. 30, 2025
Trade and Other Receivables [Abstract]
Trade and Other Receivables
10.	Trade and Other Receivables

	2025 $’000	2024 $’000
Trade receivables	23,053	9,208
GST/QST receivable from taxation authorities	9,777	15,671
Other receivables – provisional pricing adjustments (1)	157	–
Other receivables	241	2,669
Total trade and other receivables (2)	33,228	27,548
Comprising:
Current	33,228	27,548
Non-current	–	–

(1)	Refer to Note 5 (a) for details on provisional pricing adjustments.
(2)	Net of allowances for expected credit losses of $1.7 million (2024: $1.9 million).

Recognition and measurement

Trade receivables are generally due within 30 days and are initially recognised at their transaction price, or fair value for those receivables containing a significant financing component. Trade receivables are subsequently measured at amortised cost using the effective interest method, less an allowance for expected credit losses, except for provisionally priced receivables which are subsequently measured at fair value through profit or loss in accordance with IFRS 9 Financial Instruments.

GST/QST receivable from taxation authorities is initially recognised at fair value and subsequently measured at amortised cost using the effective interest method, less an allowance for expected credit losses.

The collectability of trade and other receivables is assessed continuously. Individual receivables which are deemed to be unrecoverable are written off by reducing the carrying value directly. At the reporting date, specific allowances are made for any expected credit losses based on a review of all outstanding amounts. Information about the Group’s exposure to credit risks and expected credit losses for trade and other receivables is included in Note 23 (c).